Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

NOTE 10 - INCOME TAXES

The Company has losses carried forward for income tax purposes to December 31, 2012. There are no current or deferred tax expenses for the year ended December 31, 2012 due to the Company’s loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

The composition of the Company’s deferred tax assets as at December 31, 2012 and 2011 are as follows:

	As at December 31, 2012	As at December 31, 2011
	$	$

Net income tax operating loss carry-forward	10,679,267	10,370,029

Statutory federal income tax rate	34%	34%
Effective income tax rate	0%	0%

Deferred tax assets	3,630,951	3,525,810
Less: Valuation allowance	(3,630,951)	(3,525,810)

Net deferred tax asset	—	—

The potential income tax benefit of these losses has been offset by a full valuation allowance.

As at December 31, 2012, the Company has an unused net operating loss carry-forward balance of approximately $10,679,267 that is available to offset future taxable income. This unused net operating loss carry-forward balance expires between 2017 and 2032.